Exhibit 10.12

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 9, 2022 (the “Seventh Amendment Effective Date”), is among HIGHPEAK ENERGY, INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), each Issuing Bank, the Guarantors, and the financial institutions party hereto as Lenders.

RECITALS

A.        The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of December 17, 2020 (as may be amended, restated, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.         The Borrower has requested amendments to certain provisions of the Credit Agreement, and the parties hereto have agreed to amend certain provisions of the Credit Agreement, as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement. For the purposes of this Amendment, the following term shall have the following meaning:

Section 2.    Amendments to Credit Agreement. Subject to satisfaction of the conditions of effectiveness set forth in Section 3 of this Amendment, on the Seventh Amendment Effective Date, Section 1.02 to the Credit Agreement is hereby amended by amending the following definitions in their entireties to read as follows:

“Specified Senior Notes” means Specified Additional Debt issued or incurred, in one or more issuances or incurrences, on or after the Fifth Amendment Effective Date but prior to June 30, 2023, in an aggregate amount of up to $250,000,000.

“Specified Senior Notes Indenture” means, collectively, one or more Indentures governing the Specified Senior Notes between the Borrower, as issuer, and Specified Senior Notes Trustee.

Section 3.    Conditions Precedent as of the Seventh Amendment Effective Date. This Amendment shall become effective on the date, when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

3.1    The Administrative Agent shall have executed and received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.

3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

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3.3    Immediately before and after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the Seventh Amendment Effective Date.

 The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

4.2    Representations and Warranties. The Borrower and each Guarantor hereby (a) acknowledges and consents to the terms of this Amendment and (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended, restated, supplemented or otherwise modified hereby or otherwise in connection with a delivery made herewith and (c) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (B) to the extent any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects and (ii) no Default or Event of Default has occurred and is continuing.

4.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, facsimile or other electronic means (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.4    Electronic Execution of Loan Documents. The words “execution,” “signed,” “signature,” and words of like import in this Amendment and the other Loan Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

4.5    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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4.7   Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one law firm acting as counsel to the Administrative Agent.

4.8   Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.10  Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

4.11  Loan Document. This Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:

HIGHPEAK ENERGY, INC., a Delaware corporation

By:	/s/ Jack Hightower
Jack Hightower
Chief Executive Officer

GUARANTORS:

HIGHPEAK ENERGY ACQUISITION CORP., a Delaware corporation
HIGHPEAK ENERGY EMPLOYEES, INC., a Delaware corporation
LAZY JJ PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Jack Hightower
Jack Hightower
Chief Executive Officer

HIGHPEAK ENERGY ASSETS, LLC, a Delaware limited liability company
HIGHPEAK ENERGY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Jack Hightower
/s/ Jack Hightower
President

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ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Tim Green
Name:	Tim Green
Title:	Director

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as an Issuing Bank

By:	/s/ Tim Green
Name:	Tim Green
Title:	Director

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LENDERS:

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender and as an Issuing Bank

By:	/s/ Dan Condley
Name:	Dan Condley
Title:	Managing Director

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LENDERS:

CITIZENS BANK N.A.,
as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

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LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Megan Baqui
Name:	Megan Baqui
Title:	Director

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LENDERS:

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Lender

By:	/s/ Komal Shah
Name:	Komal Shah
Title:	Authorized Signatory

By:	/s/ Wesley Cronin
Name:	Wesley Cronin
Title:	Authorized Signatory

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LENDERS:

BOKF, NA dba BANK OF TEXAS,
as a Lender

By:	/s/ Scott Miller
Name:	Scott Miller
Title:	Senior Vice President

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LENDERS:

AMARILLO NATIONAL BANK,
as a Lender

By:	/s/ Angelica Padilla
Name:	Angelica Padilla
Title:	Assistant Vice President

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LENDERS:

UMB BANK N.A.,
as a Lender

By:	/s/ Erica Spencer
Name:	Erica Spencer
Title:	Senior Vice President

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LENDERS:

ZIONS BANCORPORATION, N.A.,
dba AMEGY BANK,
as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

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